united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Suite 2 Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1. Reports to Stockholders.

Annual Report
September 30, 2017

1-877-413-3228
www.13DActivistFund.com

Distributed by ALPS Distributors, Inc.
Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Prospectus.

TO SHAREHOLDERS OF THE

13D ACTIVIST FUND

September 30, 2017

The year ending September 30, 2017 was an excellent year on an absolute basis and a good year on a relative basis. The Fund was up 18.92%, net of fees and expenses, during this period versus 18.61% for the S&P5001. We have always compared ourselves to the S&P500 (the “Index”) and will continue to do so. We believe that over the long term we will significantly outperform the Index and are proud that we have consistently outperformed or been in line with it since our inception.

We have done so despite two serious headwinds: (i) the Valeant scandal that rocked the activist industry causing a short-term exodus from activist stocks and (ii) the consistent and dramatic flow of funds into the Index ETFs, regardless of the value proposition of the underlying stocks. The first one is behind us and the second one is ongoing. In 2015 and 2016 $887 billion have poured into passive funds while $527 billion have come out of actively managed funds. Through August of 2017, $205B came out of active funds while $695B went into Passive. This phenomenon in 2017 has been exacerbated by the performance of some of the largest S&P500 constituent companies. On average, each five stocks in the S&P500 comprise 1% of the index. However, because it is market cap weighted, certain stocks contribute much more to its return than others. In fact, Apple, Microsoft, Google, Facebook and Amazon together comprise 13% of the index. Through October of 2017, these five stocks have been up 48.94%, 35.40%, 33.77%, 55.51% and 48.24%, respectively, further inflating the return of the S&P500 index. While our goal is to outperform the S&P500, there are some short-term periods where you just have to focus on absolute returns and not chase an Index.

The good news for value investors is twofold. First, this cannot last forever and as these stocks become overvalued, the money flow should start reversing. The second piece of good news is that we believe that as more money goes into passive funds without regard to value, the less efficient the equity markets become and the more opportunity there is for value investors. Moreover, we believe that as passive flows increase to the detriment of active, there are fewer actively managed value investors chasing these ideas. To take this even one step further, we believe the more capital that goes into passive investing, the more important activist (as opposed to active) investing becomes in creating efficient markets.

The economic advantages of shareholder activism are well documented, but it is also starting to be recognized for its contributions to corporate governance. While Shareholder Activism is comprised of various different strategies, corporate governance strategies represent the largest part of shareholder activism, and the largest part of our portfolio. Of the 376 activist 13Ds filed over the past five years, 243 (65%) contained corporate governance strategies, such as board composition. Likewise, of the 32 positions in our portfolio, 26 (81%) have either activist investors or directors appointed by activist investors on the Board. Many of these companies had

[1]	The S&P 500 Index is an unmanaged composite of 500-large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

CN 13D 241 Exp 11/30/18

previously exhibited poor corporate governance standards and are now instituting best corporate governance standards. But it is not the fact that these companies may now have unitary boards instead of classified boards or majority voting instead of plurality voting that creates shareholder value; it is the fact that the corporate cultures at these companies have changed to allow such practices and the boards are starting to prioritize shareholder value. We take tremendous comfort in the fact that there is an activist representative on 26 of our boards creating shareholder value and looking out for shareholder interests.

We hope to continue to bring to our investors over the next fiscal year and beyond the outsized returns that we believe an activist strategy offers.

CN 13D 241 Exp 11/30/18

13D Activist Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2017

The Fund’s performance figures* for the periods ended September 30, 2017, compared to its benchmark:

			Inception** -	Inception*** -
Annualized Average Returns:	One Year	Five Year	September 30, 2017	September 30, 2017	NAV
13D Activist Fund - Class A	18.65%	14.30%	15.07%	N/A	$19.98
13D Activist Fund - Class A w/ load	11.81%	12.96%	13.90%	N/A	$21.20
13D Activist Fund - Class C	17.73%	N/A	N/A	13.10%	$19.99
13D Activist Fund - Class C w/ CDSC	16.73%	N/A	N/A	N/A
13D Activist Fund - Class I	18.92%	14.59%	15.38%	N/A	$20.30
S&P 500 Total Return Index ****	18.61%	14.22%	15.38%	14.94%	N/A

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.76%, 2.51% and 1.51% for Class A, C and I shares, respectively, per the January 30, 2017 Prospectus. Redemptions made within 30 days of purchase are subject to a redemption fee of 2.00%. Class A Shares are subject to a maximum sales charge of 5.75% on purchases. Class A and Class C shares are subject to a contingent deferred sales charge of up to 1.00%. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-877-413-3228.

**	Inception date for Class A and Class I shares is December 28, 2011.

***	Inception for Class C shares date is December 11, 2012.

****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

13D Activist Fund

PORTFOLIO REVIEW (Unaudited) (Continued)

September 30, 2017

Portfolio Composition as of September 30, 2017

Top Holdings By Industry	% of Net Assets
Semiconductors	10.3%
Machinery - Construction & Mining	8.1%
Real Estate	7.6%
Food	7.0%
Miscellaneous Manufacturer	5.9%
Commercial Services	5.4%
Machinery - Diversified	5.1%
Healthcare Products	4.5%
Building Materials	4.2%
Telecommunications	4.2%
Other, Cash & Cash Equivalents	37.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

13D Activist Fund

PORTFOLIO OF INVESTMENTS

September 30, 2017

Shares		Value
	COMMON STOCK - 87.7%
	APPAREL - 3.7%
162,861	Deckers Outdoor Corp. *	$11,141,321

	BUILDING MATERIALS - 4.2%
67,108	Armstrong Flooring, Inc. *	1,056,951
222,752	Armstrong World Industries, Inc. *	11,416,040
		12,472,991
	COMMERCIAL SERVICES - 5.4%
65,500	Automatic Data Processing, Inc.	7,160,460
27,730	Herc Holdings, Inc. *	1,362,375
83,284	Hertz Global Holdings, Inc. *	1,862,230
130,084	Sotheby’s *	5,998,173
		16,383,238
	COMPUTERS - 3.3%
295,000	Seagate Technology PLC	9,785,150

	DIVERSIFIED FINANCIAL SERVICES - 2.9%
39,961	Alliance Data Systems Corp.	8,853,360

	FOOD - 7.0%
263,012	Hain Celestial Group, Inc. *	10,822,944
252,693	Mondelez International, Inc. - Class A	10,274,497
		21,097,441
	HEALTHCARE - PRODUCTS - 4.5%
216,985	Baxter International, Inc.	13,615,809

	INTERNET - 3.6%
250,406	Imperva, Inc. *	10,867,620

	MACHINERY - CONSTRUCTION & MINING - 8.1%
441,556	ABB Ltd. ADR	10,928,511
293,752	Terex Corp.	13,224,715
		24,153,226
	MACHINERY - DIVERSIFIED - 5.1%
477,378	Manitowoc Co., Inc. *	4,296,402
478,514	Welbilt, Inc. *	11,029,748
		15,326,150
	MISCELLANEOUS MANUFACTURER - 5.9%
118,948	Pentair PLC	8,083,706
302,092	Trinity Industries, Inc.	9,636,735
		17,720,441
	PHARMACEUTICALS - 3.7%
129,374	Perrigo Co. PLC	10,951,509

	PIPELINES - 3.9%
259,772	Cheniere Energy, Inc. *	11,700,131

See accompanying notes to financial statements.

13D Activist Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

Shares		Value
	REAL ESTATE - 7.6%
253,392	CBRE Group, Inc. - Class A *	$9,598,489
113,147	Howard Hughes Corp. *	13,343,426
		22,941,915
	RETAIL - 2.1%
58,509	Buffalo Wild Wings, Inc. *	6,184,401

	SEMICONDUCTORS - 10.3%
1,032,435	Marvell Technology Group Ltd.	18,480,586
108,325	NXP Semiconductors NV *	12,250,474
		30,731,060
	SOFTWARE - 2.2%
85,486	Citrix Systems, Inc. *	6,567,035

	TELECOMMUNICATIONS - 4.2%
260,615	Gigamon, Inc. *	10,984,922
15,030	LogMeIn, Inc.	1,654,052
		12,638,974

	TOTAL COMMON STOCK (Cost - $216,383,983)	263,131,772

	SHORT-TERM INVESTMENTS - 9.5%
	MONEY MARKET FUND - 9.5%
28,369,621	Dreyfus Treasury Prime Cash Management - Institutional Class, 0.90% ** (Cost - $28,369,621)	28,369,621

	TOTAL INVESTMENTS - 97.2% (Cost - $244,753,604)	$291,501,393
	OTHER ASSETS LESS LIABILITIES - NET - 2.8%	8,387,831
	NET ASSETS - 100.0%	$299,889,224

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2017.

ADR - American Depositary Receipt

PLC - Public Limited Company

See accompanying notes to financial statements.

13D Activist Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2017

ASSETS
Investment securities:
At cost	$244,753,604
At value	$291,501,393
Cash	358
Receivable for securities sold	8,225,015
Receivable for Fund shares sold	120,822
Dividends and interest receivable	459,730
TOTAL ASSETS	300,307,318

LIABILITIES
Payable for Fund shares redeemed	23,216
Investment advisory fees payable	364,641
Distribution (12b-1) fees payable	30,237
TOTAL LIABILITIES	418,094
NET ASSETS	$299,889,224

Net Assets Consist Of:
Paid in capital	$250,967,614
Accumulated net investment loss	(1,625,100)
Accumulated net realized gain on investments and foreign currency transactions	3,798,418
Net unrealized appreciation of investments and foreign currency translations	46,748,292
NET ASSETS	$299,889,224

Net Asset Value Per Share:
Class A Shares:
Net Assets	$50,627,981
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,533,785
Net Asset Value (Net Assets / Shares Outstanding) and redemption price per share (a,b)	$19.98
Maximum offering price per share (maximum sales charge of 5.75%)	$21.20

Class C Shares:
Net Assets	$24,361,452
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,218,716
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share (a,c)	$19.99

Class I Shares:
Net Assets	$224,899,791
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	11,077,273
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share (a)	$20.30

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

(b)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge (“CDSC”) may apply to redemptions made within twelve months of purchase.

(c)	Purchases are subject to a 1.00% CDSC of the purchase price on shares redeemed during the first twelve months after their purchase.

See accompanying notes to financial statements.

13D Activist Fund

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2017

INVESTMENT INCOME
Dividends (net of $50,321 foreign taxes withheld)	$2,215,821
Interest	88,219
TOTAL INVESTMENT INCOME	2,304,040

EXPENSES
Investment advisory fees	4,073,006
Distribution (12b-1) fees - Class A (Note 4)	121,454
Distribution (12b-1) fees - Class C (Note 4)	243,198
TOTAL EXPENSES	4,437,658
NET INVESTMENT LOSS	(2,133,618)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	23,895,482
Foreign currency transactions	(3,773)
23,891,709
Net change in unrealized appreciation (depreciation) of:
Investments	23,120,299
Foreign currency translations	4,313
23,124,612

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	47,016,321

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,882,703

See accompanying notes to financial statements.

13D Activist Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	September 30, 2017	September 30, 2016
FROM OPERATIONS
Net investment loss	$(2,133,618)	$(1,494,099)
Net realized gain (loss) on investments and foreign currency transactions	23,891,709	(18,430,836)
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	23,124,612	35,559,795
Net increase in net assets resulting from operations	44,882,703	15,634,860

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	6,577,538	4,022,639
Class C	2,079,822	1,455,365
Class I	49,958,632	49,844,575
Payments for shares redeemed:
Class A	(15,581,082)	(34,197,859)
Class C	(5,427,141)	(8,819,114)
Class I	(30,290,296)	(195,371,380)
Redemption fee proceeds:
Class A	296	2,855
Class C	151	1,153
Class I	1,222	9,560
Net increase (decrease) in net assets resulting from shares of beneficial interest	7,319,142	(183,052,206)

TOTAL INCREASE (DECREASE) IN NET ASSETS	52,201,845	(167,417,346)

NET ASSETS
Beginning of Year	247,687,379	415,104,725
End of Year*	$299,889,224	$247,687,379
* Includes accumulated net investment loss of:	$(1,625,100)	$(1,280,623)

See accompanying notes to financial statements.

13D Activist Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year	For the Year
	Ended	Ended
	September 30, 2017	September 30, 2016

SHARE ACTIVITY
Shares Sold:
Class A	345,170	258,660
Class C	108,588	92,863
Class I	2,587,398	3,137,189
Shares Redeemed:
Class A	(869,473)	(2,359,176)
Class C	(292,186)	(572,677)
Class I	(1,606,972)	(12,944,030)
Net increase (decrease) in shares of beneficial interest outstanding	272,525	(12,387,171)

See accompanying notes to financial statements.

13D Activist Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class A
	For the Year	For the Year	For the Year		For the Year	For the Year
	Ended	Ended	Ended		Ended	Ended
	September 30, 2017	September 30, 2016	September 30, 2015		September 30, 2014	September 30, 2013

Net asset value, beginning of year	$16.84	$15.27	$16.70		$15.11	$11.50
Activity from investment operations:
Net investment loss (1)	(0.17)	(0.10)	(0.08)		(0.05)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	3.31	1.67	(0.41)		2.05	4.09
Total from investment operations	3.14	1.57	(0.49)		2.00	3.99
Paid-in-Capital from redemption fees (1)(2)	0.00	0.00	0.00		0.00	0.00
Less distributions from:
Net realized gains	—	—	(0.94)		(0.41)	(0.38)
Net asset value, end of year	$19.98	$16.84	$15.27		$16.70	$15.11
Total return (3)	18.65%	10.28%	-3.18	% (4)	13.54%	35.65%
Net assets, end of year (000s)	$50,628	$51,510	$78,753		$85,667	$57,361
Ratio of expenses to average net assets	1.75%	1.75%	1.75%		1.75%	1.75%
Ratio of net investment loss to average net assets	(0.91)%	(0.63)%	(0.46)%		(0.31)%	(0.72)%
Portfolio Turnover Rate	80%	119%	122%		85%	73%

(1)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total return shown excludes the effect of applicable sales load and redemption fees.

(4)	As a result of a trade error, the Fund experienced a loss totaling $1,450 for the year ended September 30, 2015, all of which was reimbursed by the Adviser; there was no effect on total return due to trade error.

See accompanying notes to financial statements.

13D Activist Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class C
	For the Year	For the Year	For the Year		For the Year	For the Period
	Ended	Ended	Ended		Ended	Ended
	September 30, 2017	September 30, 2016	September 30, 2015		September 30, 2014	September 30, 2013 (1)

Net asset value, beginning of period	$16.98	$15.50	$17.07		$15.55	$12.02
Activity from investment operations:
Net investment loss (2)	(0.31)	(0.22)	(0.21)		(0.18)	(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	3.32	1.70	(0.42)		2.11	3.70
Total from investment operations	3.01	1.48	(0.63)		1.93	3.53
Paid-in-Capital from redemption fees (2)(3)	0.00	0.00	0.00		0.00	0.00
Less distributions from:
Net realized gains	—	—	(0.94)		(0.41)	(0.00	) (3)
Net asset value, end of period	$19.99	$16.98	$15.50		$17.07	$15.55
Total return (4)	17.73%	9.55%	-3.96	% (6)	12.69%	29.40	% (5)
Net assets, end of period (000s)	$24,361	$23,807	$29,177		$21,326	$5,506
Ratio of expenses to average net assets	2.50%	2.50%	2.50%		2.50%	2.50	% (7)
Ratio of net investment loss to average net assets	(1.66)%	(1.40)%	(1.19)%		(1.10)%	(1.42	)% (7)
Portfolio Turnover Rate	80%	119%	122%		85%	73	% (5)

(1)	The 13D Activist Fund’s Class C commenced operations on December 11, 2012.

(2)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total return shown excludes the effect of applicable redemption fees.

(5)	Not annualized.

(6)	As a result of a trade error, the Fund experienced a loss totaling $1,450 for the year ended September 30, 2015, all of which was reimbursed by the Adviser; there was no effect on total return due to trade error.

(7)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class I
	For the Year	For the Year	For the Year		For the Year	For the Year
	Ended	Ended	Ended		Ended	Ended
	September 30, 2017	September 30, 2016	September 30, 2015		September 30, 2014	September 30, 2013

Net asset value, beginning of year	$17.07	$15.43	$16.83		$15.19	$11.53
Activity from investment operations:
Net investment loss (1)	(0.12)	(0.06)	(0.03)		(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	3.35	1.70	(0.43)		2.07	4.11
Total from investment operations	3.23	1.64	(0.46)		2.05	4.04
Paid-in-Capital from redemption fees (1)(2)	0.00	0.00	0.00		0.00	0.00
Less distributions from:
Net realized gains	—	—	(0.94)		(0.41)	(0.38)
Net asset value, end of year	$20.30	$17.07	$15.43		$16.83	$15.19
Total return (3)	18.92%	10.63%	-2.97	% (4)	13.81%	36.00%
Net assets, end of year (000s)	$224,900	$172,370	$307,175		$240,599	$31,413
Ratio of expenses to average net assets	1.50%	1.50%	1.50%		1.50%	1.50%
Ratio of net investment loss to average net assets	(0.65)%	(0.38)%	(0.18)%		(0.14)%	(0.51)%
Portfolio Turnover Rate	80%	119%	122%		85%	73%

(1)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total return shown excludes the effect of applicable redemption fees.

(4)	As a result of a trade error, the Fund experienced a loss totaling $1,450 for the year ended September 30, 2015, all of which was reimbursed by the Adviser; there was no effect on total return due to trade error.

See accompanying notes to financial statements.

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

1.	ORGANIZATION

The 13D Activist Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is capital appreciation. The Fund currently offers three classes of shares; Class A, Class C and Class I shares. The Fund’s Class A and Class I commenced operations on December 28, 2011; Class C commenced operations on December 11, 2012. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. There are no sales charges on reinvested distributions. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative assets within the Fund. Class specific expenses are allocated to that share class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is comprised of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2017

contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2017 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$263,131,772	$—	$—	$263,131,772
Short-Term Investments	28,369,621	—	—	28,369,621
Total Investments	$291,501,393	$—	$—	$291,501,393

The Fund did not hold any Level 2 or Level 3 securities during the year. There were no transfers into or out of Level 1 or Level 2 during the year. It is the Fund’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classifications.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2017

effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from forward foreign currency contracts in the Statement of Operations. For the year ended September 30, 2017, the Fund did not have any realized gains and losses on forward foreign currency contracts.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2014 through 2016, or expected to be taken in the Fund’s September 30, 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2017

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $206,380,946 and $230,190,933, respectively.

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At September 30, 2017, the tax cost of investments and unrealized appreciation(depreciation) is as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreication	Depreciation	Appreciation
13D Activist Fund	$246,639,956	$47,825,453	$(2,964,016)	$44,861,437

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

13D Management LLC (the “Adviser”) serves as the Fund’s investment adviser under an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser pays all operating expenses of the Fund, except for the fee payments under the Advisory Agreement, brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and authorized expenses pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.50% of the Fund’s average daily net assets. For the year ended September 30, 2017 the Adviser earned advisory fees of $4,073,006.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of the Class A and Class C shares (the “Plans”). Class I does not have a Plan. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate 0.25% and 1.00% of its average daily net assets of Class A and Class C shares, respectively. Pursuant to the Plans, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. For the year ended September 30, 2017, the Class A and Class C shares incurred distribution fees in the amount of $121,454 and $243,198, respectively, payable to ALPS Distributors, Inc., the Fund’s distributor.

Gemini Fund Services, LLC (“GFS”) – GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Adviser pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Adviser.

Each Trustee who is not affiliated with the Trust or an adviser receives quarterly fees. For the year ended September 30, 2017, the Trustees received fees in the amount of $10,257, with respect to the Fund, paid by the Adviser.

13D Activist Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2017

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended September 30, 2017, the Class A, Class C and Class I assessed $296, $151 and $1,222 in redemption fees , respectively.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Post October Loss		Total
Long-Term	and	Unrealized	Accumulated
Gains	Late Year Loss	Appreciation	Earnings
$5,684,770	$(1,625,100)	$44,861,940	$48,921,610

The difference between book basis and tax basis accumulated net realized loss and unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $1,625,100.

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains/(losses), short-term capital gains, and net operating losses, resulted in reclassification for the year ended September 30, 2017 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(1,492,145)	$1,789,141	$(296,996)

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of 13D Activist Fund

We have audited the accompanying statement of assets and liabilities of 13D Activist Fund, a series of shares of beneficial interest in Northern Lights Fund Trust, (the “Fund”) including the portfolio of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 13D Activist Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years and periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 27, 2017

13D Activist Fund

EXPENSE EXAMPLES (Unaudited)

September 30, 2017

As a shareholder of the 13D Activist Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and contingent deferred sales charges on certain sales of Class A and Class C shares and redemption fees on certain sales of Class A, Class C or Class I shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period presented below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Fund’s Annualized
Actual	4/1/17	9/30/17	4/1/17 – 9/30/17*	Expense Ratio
Class A	$1,000.00	$1,053.20	$ 9.01	1.75%
Class C	$1,000.00	$1,049.30	$ 12.84	2.50%
Class I	$1,000.00	$1,054.50	$ 7.73	1.50%

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Fund’s Annualized
(5% return before expenses)	4/1/17	9/30/17	4/1/17 – 9/30/17*	Expense Ratio
Class A	$1,000.00	$1,016.29	$ 8.85	1.75%
Class C	$1,000.00	$1,012.53	$ 12.61	2.50%
Class I	$1,000.00	$1,017.55	$ 7.59	1.50%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

13D Activist Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 to 02-2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions at a major investment bank including CFO-Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Prior thereto he spent 10 years at a global public accounting firm in the emergency companies and multi-national audit practices. Consultant to small and emerging businesses (since 2000).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, AdvisorOne Funds (2004-2013); The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust (for series not affiliated with the Fund since 2007); Northern Lights Variable Trust (since 2007); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2010);

9/30/17 – NLFT_v6

13D Activist Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers* 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013***	President of the Trust (2006-June 2017); Chief Executive Officer, Gemini Alternative Funds, LLC (2013 – April 2017); Chief Executive Officer, Gemini Hedge Fund Services, LLC (2013 – April 2017); Chief Executive Officer, Gemini Fund Services, LLC (2012 – April 2017); President and Manager, Gemini Fund Services, LLC (2006 – 2012)	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2017, the Trust was comprised of 79 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his past affiliation with Gemini Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-413-3228.

9/30/17 – NLFT_v6

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-413-3228 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-413-3228.

INVESTMENT ADVISER
13D Management LLC
152 West 57th Street, 41st Floor
New York, NY 10019

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Anthony J. Hertl, Mark H. Taylor and Mark Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $14,700

2016 - $14,700

2015 - $14,500

2014 - $14,000

2013 - $13,500

2012 - $13,500

(b)	Audit-Related Fees

2017 - None

2016 - None

2015 - None

2014 – None

2013 – None

2012 – None

(c)	Tax Fees

2017 - $2,200

2016 - $2,200

2015 - $2,000

2014 – $2,000

2013 – $2,000

2012 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

2015 - None

2014 – None

2013 – None

2012 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2012   2013   2014   2015   2016   2017

Audit-Related Fees:      0.00% 0.00% 0.00% 0.00% 0.00% 0.00%

Tax Fees:      0.00% 0.00% 0.00% 0.00% 0.00% 0.00%

All Other Fees:      0.00% 0.00% 0.00% 0.00% 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - None

2016 - None

2015 - None

2014 - None

2013 - None

2012 - None

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/6/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/6/17

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 12/6/17